Exhibit 3.2

BY-LAW NO. 1

A by-law relating generally to the
conduct of the business and affairs of

NERIUM BIOTECHNOLOGY, INC.

(hereinafter called the "Corporation")

TABLE OF CONTENTS

SECTION IINTERPRETATION	1
Definitions	1
Other Definitions	2

SECTION IIGENERAL BUSINESS	2
Registered Office	2
Corporate Seal	2
Financial Year	2

SECTION IIIDIRECTORS	3
Duties of Directors	3
Number of Directors	3
Qualification	3
Election and Term	4
Resignation	4
Removal	5
Vacation of Office	5
Filling Vacancies	5
Action by the Board	5

SECTION IVMEETINGS OF DIRECTORS	6
Place of Meetings	6
Quorum	6
Resident Canadian Directors at Meeting	6
Meeting by Telephone or Electronic Facilities	6
Calling of Meetings	6
Notice of Meeting	7
Regular Meetings	7
Votes to Govern	7
Dissent	7
Conflict of Interest	8
Waiver of Notice	8
First Meeting of New Board	8
Adjournment	8
Delegation	8
Limits on Authority	8
Transaction of Business	9
Resolution in Lieu of Meeting	9
One Director Meeting	9

SECTION VREMUNERATION AND PROTECTION	9
Remuneration	9

Limitation of Liability	10
Indemnity of Directors and Officers and Others	10
Insurance	11

SECTION VIOFFICERS	11
Appointment	11
Term, Remuneration and Removal	11
Chairman of the Board	11
Managing Director	11
President	12
Vice-President	12
General Manager	12
Secretary	12
Treasurer	12
Assistant Secretary and Assistant Treasurer	13
Other Officers	13
Powers and Duties of Officers	13
Vacancies	13
Agents and Attorneys	13
Fidelity Bonds	13
Conflict of Interest	13

SECTION VIIMEETINGS OF SHAREHOLDERS	14
Annual Meetings	14
Special Meetings	14
Meeting Held by Electronic Means	14
Place of Meetings	15
Notice of Meetings	15
Meetings Without Notice	15
Record Date for Notice	16
List of Shareholders Entitled to Notice	16
Persons Entitled to be Present	16
Quorum	17
One Shareholder Meeting	17
Right to Vote	17
Resolution in Lieu of Meeting	17
Joint Shareholders	17
Proxies	17
Time for Deposit of Proxies	18
Scrutineers	18
Votes to Govern	18
Show of Hands	18
Ballots	18
Adjournment	19

SECTION VIIISHARES	19
Issue	19
Commissions	19
Share Certificates	19
Replacement of Share Certificates	19
Securities Register	20
Registration of Transfers	20
Transfer Agents and Registrars	21
Lien on Shares	21
Enforcement of Lien	21

SECTION IXDIVIDENDS	22
Declaration	22
Payment	22
Non-Receipt of Cheque	23
Record Date for Dividends and Rights	23
Unclaimed Dividends	23

SECTION XLOANS TO SHAREHOLDERS AND OTHERS	23
Loans to Shareholders and Others	23

SECTION XINOTICES	24
Method of Giving Notice	24
Computation of Time	24
Undelivered Notices	24
Omissions and Errors	24
Notice to Joint Shareholders	25
Persons Entitled by Death or Operation of Law	25
Waiver of Notice	25
Signatures to Notices	25

SECTION XIIEFFECTIVE DATE	25

BY-LAW NO. 1

A BY-LAW RELATING GENERALLY TO THE CONDUCT OF THE
BUSINESS AND AFFAIRS OF NERIUM BIOTECHNOLOGY, INC.

SECTION I
INTERPRETATION

I.01          Definitions.  In this by-law and all other by-laws of the Corporation, unless the context otherwise requires:

(a)
"Act" means the Canada Business Corporations Act and the regulations thereunder, as from time to time amended, and every statute and regulation (as the case may be) that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)
"articles" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution, or articles of revival of the Corporation and includes any amendments thereto;

(c)	"board" means the board of directors of the Corporation;

(d)	"director" means a member of the board;

(e)	"by-laws" means all by-laws of the Corporation, as amended from time to time;

(f)	"meeting of shareholders" means an annual meeting of shareholders and a special meeting of shareholders;

(g)	"resident Canadian" means an individual who is:

(i)	a Canadian citizen ordinarily resident in Canada;

(ii)	a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed class of persons as defined in the regulations to the Act; or

(iii)
a permanent resident within the meaning of the Immigration Act (Canada) and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which he first became eligible to apply for Canadian citizenship;

(h)
"unanimous shareholder agreement" means an otherwise lawful written agreement among all of the shareholders of the Corporation or among all such shareholders and one or more persons who are not shareholders, or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts in whole or in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation, as from time to time amended;

(i)	"Defaulting Shareholder" means a shareholder of the Corporation who defaults in the payment of any Shareholder Debt when the same becomes due and payable;

(j)
"Shareholder Debt" means any principal or interest due in respect of any indebtedness owing by the holder of shares of any class or series in the Corporation, including, without limitation, an amount unpaid in respect of a share issued by a body corporate on the date it was continued under this Act;

(k)	"Liened Shares" means the whole or any part of the shares registered in the name of a Defaulting Shareholder;

(l)	"Non-Business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) as from time to time amended.

I.02           Other Definitions.  Other than as specified above, words and expressions defined in the Act have the same meanings when used herein.  Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a natural person in his capacity as trustee, executor, administrator or other legal representative.

SECTION II
GENERAL BUSINESS

II.01         Registered Office.  The registered office of the Corporation shall be in the province or territory within Canada specified in its articles from time to time and at such location therein as the board may from time to time determine.

II.02         Corporate Seal.  The Corporation may, but need not, adopt a corporate seal and, if one is adopted, it may be changed from time to time by the board.

II.03         Financial Year.  The board may, by resolution, fix the financial year end of the Corporation and may from time to time, by resolution, change the financial year end of the Corporation.

II.04         Execution of Instruments.  Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the President alone or by any two directors or officers, and all contracts, documents or instruments in writing so signed shall be binding on the Corporation without any further authorization or formality. The board of directors is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing.

SECTION III
DIRECTORS

III.01        Duties of Directors.  Subject to any unanimous shareholder agreement, the board shall manage or supervise the management of the business and affairs of the Corporation.

III.02        Number of Directors.  Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors as set out in the articles.

III.03        Qualification.

(a)	No person shall be qualified for election or appointment as a director if he:

(i)	is less than 18 years of age;

(ii)	is of unsound mind and has been so found by a court in Canada or elsewhere;

(iii)	is not an individual; or

(iv)	has the status of a bankrupt.

(b)	A director need not be a shareholder.

(c)
Not less than 25% of the directors (or such greater proportion as is required by sections 3.03(d), (e) or (f)) shall be resident Canadians. However, if a corporation has less than four directors, at least one director must be a resident Canadian.

(d)	Except in the circumstances provided for in section 3.03(e) or (f), not less than a majority of the directors shall be resident Canadians if the Corporation:

(i)	engages in Canada in an activity in Canada in a prescribed business sector; or

(ii)
is required by an Act of Parliament, or by a regulation made under an Act of Parliament, to obtain or maintain a specified level of Canadian ownership or control or to restrict, or to comply with a restriction in relation to, the number of voting shares that any one shareholder may hold, own or control.

(e)	If the Corporation is a corporation to which section 3.03(d) applies and it has only one or two directors, that director or one of the two directors, as the case may be, must be a resident Canadian.

(f)
If the Corporation is a corporation to which section 3.03(d) applies and it is a holding company, not more than one-third of its directors need be resident Canadians if less than 5% of the consolidated gross revenue of the Corporation are earned in Canada directly or through its subsidiary bodies corporate together as shown in the most recent consolidated financial statements of the Corporation and its subsidiaries.

III.04        Election and Term.

(a)
The election of directors shall take place at the first meeting of shareholders and at each succeeding annual meeting of shareholders and all directors then in office shall hold office until the next annual meeting of shareholders, but, if qualified, shall be eligible for re-election.

(b)	The election of directors shall be by resolution, or if demanded by a shareholder or a proxyholder, by ballot.

(c)	If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

(d)	An individual who is elected or appointed to hold office as a director is not a director and is deemed not to have been elected or appointed to hold office as a director unless:

(i)	he was present at the meeting when the election or appointment took place and he did not refuse to hold office as a director; or

(ii)	he was not present at the meeting when the election or appointment took place, and:

(A)	he consented to hold office as a director in writing before the election or appointment or within 10 days after it; or

(B)	he has acted as a director pursuant to the election or appointment.

III.05        Resignation.  A director may resign from office upon giving notice thereof in writing to the Corporation and the resignation becomes effective at the time a written resignation is received by the Corporation or at the time specified in the resignation, whichever is the later.

III.06        Removal.  Subject to the Act, the shareholders may by ordinary resolution passed, at an annual or special meeting of shareholders, remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

III.07        Vacation of Office.  A director ceases to hold office when:

(a)	he dies;

(b)	he is removed from office by the shareholders;

(c)	he ceases to be qualified for election as a director; or

(d)	his written resignation is received by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

III.08        Filling Vacancies.  Subject to the Act and any unanimous shareholder agreement, a quorum of the board may fill a vacancy in the board, except for a vacancy resulting from:

(a)	an increase in the number or minimum number of directors;

(b)	a failure of the shareholders to elect the number or minimum number of directors provided for in the articles.

If there is not then a quorum of directors or if there has been a failure to elect the number of directors required by the articles, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and, if they fail to do so or if there are no directors then in office, the meeting may be called by any shareholder.

Where the articles of the Corporation so provide, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third the number of directors elected at the last annual meeting of shareholders.

III.09        Action by the Board.

(a)
Subject to any unanimous shareholder agreement, the board shall exercise its powers by or pursuant to a by-law or resolution either by the signatures of all of the directors then in office, if constituting a quorum or passed at a meeting of the directors at which a quorum is present and at which:

(i)	not less than 25% of the directors present are resident Canadians or, if the Corporation has less than four directors, at least one of the directors present must be a resident Canadian; or

(ii)
if the Corporation is subject to section 3.03(d), not less than a majority of the directors present are resident Canadians or, if the Corporation has only one or two directors, that director or one of the two directors, as the case may be, must be a resident Canadian.

(b)	Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

SECTION IV
MEETINGS OF DIRECTORS

IV.01        Place of Meetings.  Meetings of the board may be held at the registered office of the Corporation or at any other place within or outside Ontario. In any financial year of the Corporation, a majority of the meetings of the board need not be held within Canada.

IV.02        Quorum.  Two-fifths (2/5) of the number of directors shall constitute a quorum at any meeting of directors and, notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of the directors.

IV.03        Resident Canadian Directors at Meeting.  Subject to the Act and any unanimous shareholder agreement, the board shall not transact business at a meeting of directors unless a required number of directors present are resident Canadians, except where:

(a)	a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communication facility, the business transacted at the meeting; and

(b)	the required number of resident Canadian directors would have been present had that director been present at the meeting.

IV.04        Meeting by Telephone or Electronic Facilities.  If all the directors of the Corporation consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such telephonic, electronic or other communication facility that permits all participants to communicate with each other simultaneously and instantaneously during the meeting, and a director participating in such a meeting by such means is deemed to be present at the meeting.  Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

IV.05        Calling of Meetings.  Meetings of the board shall be held from time to time at such place, at such time and on such day as the chairman of the board or the managing director or the president or a vice-president or secretary or any two directors may determine and the secretary shall call meetings when directed or authorized by the chairman of the board or the managing director or the president or a vice-president or any two directors.

IV.06        Notice of Meeting.  Notice of every meeting so called shall be given in the manner provided in section XI to each director:

(a)	not less than 48 hours before the time when the meeting is to be held if the notice is mailed; or

(b)	not less than 24 hours before the time when the meeting is to be held if the notice is given personally, is delivered or sent by any means of transmitted or recorded communication.

No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or otherwise signified their consent to the holding of such meeting.   A notice need not specify the purpose of the business to be transacted at a meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

IV.07        Regular Meetings.  The board may appoint a day or days, in any month or months for regular meetings of the board at a place and hour to be named.  A copy of any resolution of the board fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meetings except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

IV.08        Votes to Govern.

(a)
At all meetings of the board, every question shall, subject to any shareholder agreement, be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall, subject to any unanimous shareholder agreement, not be entitled to a second or casting vote.

(b)
Unless a ballot is demanded, an entry in the minutes of a meeting to the effect that the chairman of the meeting declared a resolution to be carried or defeated is, in the absence of evidence to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

IV.09        Dissent.  A director who is present at a meeting of the directors or a committee of directors is deemed to have consented to any resolution passed or action taken thereat, unless (a) he requests that his dissent be or his dissent is entered in the minutes of the meeting; (b) he sends his written dissent to the secretary of the meeting before the meeting is terminated; or (c) he sends his dissent by registered mail or delivers it to the registered office of the Corporation immediately after the meeting is adjourned. A director who votes on or consents to a resolution is not entitled to dissent as aforesaid. A director who was not present at a meeting at which a resolution was passed or action taken is deemed to have consented thereto unless, within seven (7) days after he becomes aware of the resolution, he causes his dissent to be placed with the minutes of the meeting or he sends his dissent by registered mail or delivers it to the registered office of the Corporation.

IV.10        Conflict of Interest. Every director or officer of the Corporation who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation or is a director or an officer or has a material interest in any corporation which is a party to a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation or request to have it entered in the minutes of a meeting of directors or of a meeting of committee of directors, the nature and extent of his interest at the time and in the manner as required by the Act.  Such a director shall not vote on any resolution to approve the same except as provided by the Act.

A material contract or transaction or proposed material contract or transaction is not invalid and the director or officer is not accountable to the Corporation or its shareholders for any profit realized from the material contract or transaction or proposed material contract or transaction because of the director=s or officer=s interest in it or, because the director was present or was counted to determine whether a quorum existed at the meeting of directors or committee of directors that considered the material contract or transaction or proposed material contract or transaction, if (i) the disclosure of the interest was made in accordance with the Act; (ii) the directors approved the material contract or transaction or proposed material contract or transaction; and the material contract or transaction or proposed material contract or transaction was reasonable and fair to the Corporation when it was approved.

IV.11        Waiver of Notice.  A director may in any manner or at any time waive notice of or otherwise consent to a meeting of the board.  Attendance of a director at a meeting of the board shall constitute a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been properly called.

IV.12        First Meeting of New Board.   As long as a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

IV.13        Adjournment.  Notice of an adjourned meeting of the board is not required to be given if the time and place of the adjourned meeting is announced at the original meeting.

IV.14        Delegation.  Subject to the Act, the articles and any unanimous shareholder agreement, the board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by the by-law or by the Act to such extent and in such manner as the board may determine at the time of such delegation.

IV.15        Limits on Authority.  The board may appoint from their number one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board, except powers to:

(a)	submit to the shareholders any question or matter requiring the approval of the shareholders;

(b)	fill a vacancy among the directors or in the office of auditor or appoint additional directors;

(c)	issue securities except as authorized by the directors;

(d)	issue shares of a series except as authorized by the directors;

(e)	declare dividends;

(f)	purchase, redeem or otherwise acquire shares issued by the Corporation;

(g)	pay a commission for the sale of shares of the Corporation except as authorized by the directors;

(h)	approve a management proxy circular;

(i)	approve a take-over bid circular, directors' circular or issuer bid circular;

(j)	approve any financial statements; or

(k)	adopt, amend or repeal by-laws.

IV.16        Transaction of Business.  Subject to the provisions of section 4.15, the powers of a committee of the board may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.  Meetings of such committee may be held at any place in or outside Canada.

IV.17        Resolution in Lieu of Meeting.  A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or committee of directors is as valid as if it had been passed at a meeting of directors or committee of directors. A copy of every such resolution shall be kept with the minutes of the proceedings of the directors or committee of directors.

IV.18        One Director Meeting.  If the Corporation has only one director, that director may constitute a meeting.

SECTION V
REMUNERATION AND PROTECTION

V.01         Remuneration.  Subject to the articles, the by-laws or any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine.  Such remuneration shall be in addition to any salary or professional fees payable to a director who serves the Corporation in any other capacity. In addition, directors shall be paid such sums in respect of their out-of-pocket expenses incurred in attending board, committee or shareholders' meetings or otherwise in respect of the performance by them of their duties as the board may from time to time determine.

V.02         Limitation of Liability.  Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  Subject to the foregoing, no director or officer shall be liable for the acts, omissions, failures, neglects or defaults of any other director, officer or employee, or for joining in any act for conformity, or for any loss, damage or expense suffered or incurred by the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto.  Nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

V.03         Indemnity of Directors and Officers and Others.

(a)
The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation=s request as a director or officer (or an individual acting in a similar capacity) of another entity, against all costs, charges and expenses, including, without limitation, an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

(b)
The Corporation shall advance monies to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in section 5.03(a).  The individual shall repay the monies if he does fulfil the conditions of section 5.03(c).

(c)	The Corporation shall not indemnify an individual under section 5.03(a) unless he:

(i)
acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he acted as a director or officer or in a similar capacity at the Corporation=s request; and

(ii)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary, penalty, he had reasonable grounds for believing that his conduct was lawful.

(d)
The Corporation shall also indemnify the individual referred to in section 5.03(a) in such other circumstances as the Act or law permits or requires.  Nothing in these by-laws shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of these by-laws.

V.04         Insurance.  Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any individual referred to in section 5.03(a) as the board may from time to time determine.

SECTION VI
OFFICERS

VI.01        Appointment.  Subject to any unanimous shareholder agreement, the board may from time to time designate the offices of the Corporation and from time to time appoint a chairman of the board, managing director, president, one or more vice-presidents (to which title may be added words indicating seniority or function), a treasurer, a secretary and such other officers as the board may determine, including, without limitation, one or more assistants to any of the officers so appointed.  Except for the chairman of the board and the managing director, an officer may but need not be a director.  One person may hold more than one office.  If the same person holds the offices of secretary and treasurer, he may but need not be known as the secretary-treasurer. A director may be appointed to any office of the Corporation.  The board may specify the duties of and, in accordance with these by-laws and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation.

VI.02        Term, Remuneration and Removal.  The terms of employment and remuneration of all officers appointed by the board, including the chairman of the board, the managing director and the president shall be determined from time to time by resolution of the board. The fact that any officer or employee is a director or shareholder shall not disqualify him from receiving such remuneration as may be determined.  The board, in its discretion, may remove any officer of the Corporation.  Otherwise, each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

VI.03        Chairman of the Board.  The board of directors may from time to time appoint a chairman of the board who shall be a director.  If appointed, the board may assign to the chairman of the board any of the powers and duties that are by any provisions of these by-laws assigned to the managing director or to the president. The chairman of the board shall have such other powers and duties as the board may specify.

VI.04        Managing Director.  The board may from time to time appoint a managing director who shall be a director.  If appointed, the managing director shall be the chief executive officer of the Corporation and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation.  The managing director shall have such other powers and duties as the board may specify.  During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

VI.05        President.  If appointed, the president shall be the chief operating officer and subject to the authority of the board shall have general supervision of the business of the Corporation.  The president shall have such other powers and duties as the board may specify.  During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

VI.06        Vice-President.  The vice-president or, if there are more than one, the vice-presidents in order of seniority (as determined by the board) shall be vested with all the powers and shall perform all the duties of the chief executive officer in the absence or disability or refusal to act of the chief executive officer, except that he shall not preside at meetings of the directors or shareholders unless he is qualified to attend meetings of directors or shareholders, as the case may be. If a vice-president exercises any such duty or power, the absence or inability of the chief executive officer shall be presumed with reference thereto. A vice-president shall also perform such duties and exercise such powers as the chief executive officer may from time to time delegate to him or as the board may prescribe.

VI.07        General Manager.  The general manager, if one is appointed, shall have the general management and direction, subject to the authority of the board and the supervision of the chief executive officer, of the Corporation's business and affairs and the power to appoint and remove any and all officers, employees and agents of the Corporation not appointed directly by the board and to settle the terms of their employment and remuneration, but shall not have the power to do any of the things set forth in the Act.

VI.08        Secretary.  Unless otherwise determined by the board, the secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board that he attends.  The secretary shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at meetings of the board, shareholders and committees of the board, whether or not he attends such meetings.  The secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board.  The secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation, if any, and of all books, papers, records, documents and other instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose.  The secretary shall have such other powers and duties as otherwise may be specified.

VI.09        Treasurer.  The treasurer shall keep proper accounting records as required by the Act and shall be responsible for the deposit of monies, the safekeeping of securities and the disbursement of the funds of the Corporation.  The treasurer shall render to the board, whenever required, an account of all his transactions as treasurer and of the financial position of the Corporation.  The treasurer shall have such other powers and duties as otherwise may be specified.

VI.10        Assistant Secretary and Assistant Treasurer.  The assistant secretary or, if more than one, the assistant secretaries in order of seniority and the assistant treasurer or, if more than one, the assistant treasurers in order of seniority shall respectively perform all the duties of the secretary and treasurer respectively in the absence, inability or refusal to act of the secretary or treasurer, as the case may be. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the board.

VI.11        Other Officers.  The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

VI.12        Powers and Duties of Officers.  The powers and duties of all officers shall be such as the terms of their engagement call for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify.  The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act and any unanimous shareholder agreement, vary, add to or limit the powers and duties of any officer.  Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

VI.13        Vacancies.  If the office of chairman of the board, managing director, president, vice-president, secretary, assistant secretary, treasurer, assistant treasurer, general manager or any other office created by the board shall be or become vacant by  reasons of death, resignation or in any other manner whatsoever, the board shall, in the case of the chairman of the board, managing director, president or secretary, and may, in the case of other offices, appoint an officer to fill such vacancy.

VI.14        Agents and Attorneys.  The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada, with such powers of management, administration or otherwise (including the power to sub-delegate) as may be thought fit.

VI.15        Fidelity Bonds.  The board may require such officers, employees and agents of the Corporation as it deems advisable to furnish bonds for the faithful performance of their duties, in such form and with such surety as the board may from time to time prescribe.

VI.16        Conflict of Interest.  An officer shall disclose his interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with section 4.10.

SECTION VII
MEETINGS OF SHAREHOLDERS

VII.01       Annual Meetings.  The directors of the Corporation shall call an annual meeting of shareholders not later than eighteen (18) months after the Corporation comes into existence and subsequently not later than fifteen (15) months after holding the last preceding annual meeting. The annual meeting of the shareholders of the Corporation shall be held at such time and on such day, in each year as the board may from time to time determine, for the purpose of considering the financial statements and auditor's report, if any, electing directors and appointing auditors or accountants, as the case may be.

VII.02      Special Meetings.  The board, the chairman of the board, the managing director or the president may at any time call a special meeting of shareholders for the transaction of any business which may properly be brought before such a meeting of shareholders. All business transacted at a special meeting and all business transacted at an annual meeting of shareholders, except consideration of the minutes of an earlier meeting, the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor, is deemed to be special business.

VII.03      Meeting Held by Electronic Means.

(a)
Any person entitled to attend a meeting of shareholders may vote and otherwise participate in the meeting by means of a telephonic, electronic or other communication facility made available by the Corporation that permits all participants to communicate with each other simultaneously and instantaneously during the meeting.  A person participating in a meeting of shareholders by such means is deemed to be present at the meeting.

(b)	Directors who call (but not shareholders who requisition) a meeting of shareholders may determine that:

(i)
the meeting shall be held, in accordance with the regulations, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate with each other simultaneously and instantaneously during the meeting; and

(ii)	any vote shall be held, in accordance with the regulations, entirely by means of a telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

(c)	Any vote at a meeting of shareholders may be carried out by means of a telephonic, electronic or other communication facility, if the facility:

(i)	enables the votes to be gathered in a manner that permits their subsequent verification; and

(ii)	permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

VII.04      Place of Meetings.

(a)
Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is located or, if the board shall so determine, at some other place in Canada or, if all the shareholders entitled to vote at the meeting so agree, at some place outside Canada.  A meeting held under section 7.03 shall be deemed to be held at the place where the registered office of the Corporation is located.

(b)
A shareholder who attends a meeting of shareholders held outside Canada is deemed to have agreed to it being held outside Canada except when the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

VII.05      Notice of Meetings.  Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section XI, in the case of a distributing corporation, not less than 21 days and, in the case of any other corporation, not less than 10 days, but in either case, not more than 60 days before the date of the meeting to each director, to any auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to receive notice of or vote at the meeting.  Notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and auditor=s report, election of directors and reappointment of the incumbent auditor or fixing or authorizing the directors to fix the remuneration payable to such auditor shall state or be accompanied by a statement of:

(a)	the nature of the business in sufficient detail to permit the shareholders to form a reasoned judgment on it; and

(b)	the text of any special resolution to be submitted to the meeting.

VII.06      Meetings Without Notice.

(a)	A meeting of shareholders may be held without notice at any time and place permitted by the Act if:

(i)
all the shareholders entitled to vote at the meeting are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to the meeting being held; and

(ii)	the auditor and the directors are present or waive notice of or otherwise consent to the meeting being held,

so long as the shareholders, auditor or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(b)	At a meeting held under section 7.06(a), any business may be transacted which the Corporation may transact at a meeting of shareholders.

VII.07      Record Date for Notice.  The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than sixty (60) days and not less than twenty-one (21) days, as a record date for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date shall be given not less than seven (7) days before such record date, by advertisement in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where it has a transfer agent or where a transfer of the Corporation=s shares may be recorded, and, where applicable, by written notice to each stock exchange in Canada on which the Corporation=s shares are listed for trading unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register of the Corporation at the close of business on the day the directors fix the record date.  If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, shall be the day on which the meeting is held.

VII.08      List of Shareholders Entitled to Notice.  For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed, the shareholders listed shall be those registered at the close of business on a day not later than ten (10) days after such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is kept and at the meeting for which the list was prepared.  Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such a meeting shall be deemed to be a list of shareholders.

VII.09      Persons Entitled to be Present.  The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors, auditor, legal counsel of the Corporation and others who although not entitled to vote, are entitled or required under any provisions of the Act, the articles or by-laws of the Corporation, or unanimous shareholder agreement of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

VII.10      Quorum.  Subject to any unanimous shareholder agreement, a quorum of shareholders is present at a meeting of shareholders irrespective of the number of persons actually present at the meeting, if two shareholders entitled to vote at the meeting are present in person or represented by proxy.  A quorum need not be present throughout the meeting provided that a quorum is present at the opening of the meeting.  If a quorum is not present at the time appointed for the meeting or within a reasonable time after that the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

VII.11      One Shareholder Meeting.  If the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

VII.12      Right to Vote.  Every person named in the list referred to in section 7.08 shall be entitled to vote the shares shown on the list opposite his name at the meeting to which the list relates.

VII.13      Resolution in Lieu of Meeting.  A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders unless, in accordance with the Act:

(a)
in the case of resignation or removal of a director, or the appointment or election of another person to fill the place of that director, a written statement is submitted to the Corporation by the director giving the reasons for his resignation or the reasons why he opposes any proposed action or resolution for the purpose of removing him from office or the election of another person to fill the office of that director; or

(b)
in the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations in writing are made to the Corporation by that auditor concerning its proposed removal, the appointment or election of another person to fill the office of auditor or his resignation.

A copy of every resolution referred to above shall be kept with the minutes of the meetings of shareholders.

VII.14      Joint Shareholders.  Where two or more persons hold the same share or shares jointly, one of those holders present at a meeting of shareholders may in the absence of the others vote the shares, but if two or more of such persons who are present in person or by proxy vote, they shall vote as one on the shares jointly held by them.

VII.15      Proxies.  Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders who need not be shareholders to attend and act at the meeting in the manner, to the extent authorized by the proxy and with the authority conferred by the proxy. A proxy shall be in writing or electronic signature executed by the shareholder or his attorney and shall conform with the requirements of the Act.  Alternatively, every shareholder which is a body corporate or other legal entity may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and that individual may exercise on the shareholder=s behalf all the powers it could exercise if it were an individual shareholder.  The authority of such an individual shall be established by depositing with the Corporation a certified copy of the resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting.  The proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

VII.16      Time for Deposit of Proxies.  The board may fix a time not exceeding 48 hours, excluding non-business days, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at the meeting must be deposited with the Corporation or its agent, and any time so fixed shall be specified in the notice calling the meeting.  A proxy shall be acted on only if, before the time so specified, it has been deposited with the Corporation or its agent specified in the notice or if, no such time having been specified in the notice, it has been received by the secretary of the Corporation or by the chairman of the meeting before the time of voting.

VII.17      Scrutineers.  At each meeting of shareholders one or more scrutineers may be appointed by a resolution of the meeting or by the chairman with the consent of the meeting to serve at the meeting. Such scrutineers need not be shareholders of the Corporation.

VII.18      Votes to Govern.  Unless otherwise required by the Act, the articles, the by-laws or any unanimous shareholder agreement, all questions proposed for the consideration of the shareholders at a meeting shall be decided by a majority of the votes cast thereon.  In case of an equality of votes at any meeting of shareholders either on a show of hands or on a poll, the chairman of the meeting shall, subject to any unanimous shareholder agreement, not be entitled a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

VII.19      Show of Hands.  At all meetings of shareholders every question shall be decided by a show of hands unless a ballot thereon be required by the chairman of the meeting or be demanded by a shareholder or proxyholder present and entitled to vote. Upon a show of hands, every person present and entitled to vote, has one (1) vote regardless of the number of shares he represents. After a show of hands has been taken upon any question, the chairman may require or any shareholder or proxyholder present and entitled to vote may demand a ballot thereon. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon be so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the question. The result of the vote so taken and declared shall be the decision of the Corporation on the question. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.

VII.20      Ballots.   On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken on it, the chairman of the meeting may require a ballot or any person who is present and entitled to vote on the question at the meeting may demand a ballot.  A ballot so required or demanded shall be taken in such manner as the chairman of the meeting shall direct.  A requirement or demand for a ballot may be withdrawn at any time before the taking of the ballot.  If a ballot is taken, each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting on the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders on the question.

VII.21      Adjournment.  The chairman of a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.  If a meeting of shareholders is adjourned for less than 30 days, it will not be necessary to give notice of the adjourned meeting, other than by announcement at the original meeting that is adjourned.  Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

SECTION VIII
SHARES

VIII.01     Issue.  Shares in the Corporation may be issued at such time and to such person or persons or class of persons as the board may determine.

VIII.02     Commissions.  The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

VIII.03     Share Certificates.  Every holder of one or more securities of the Corporation is entitled at his option, without payment, to a share certificate or a non-transferable written acknowledgment of his right to obtain a share certificate stating the number and class or series of shares held by him as shown on the securities register, but the Corporation is not bound to issue more than one share certificate in respect of a security or securities held jointly by several persons and a delivery of a share certificate to one of several joint shareholders is sufficient delivery to all.  Share certificates shall be in such form or forms as the board may from time to time approve. Unless otherwise ordered by the board, any such certificate shall be signed by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation or by a trustee who certifies it in accordance with a trust indenture and any additional signatures required on a certificate may be printed or otherwise mechanically reproduced thereon. A certificate need not be under the corporate seal of the Corporation.  A share certificate executed as aforesaid shall be valid notwithstanding that the person has ceased to be a director or an officer of the Corporation.

VIII.04     Replacement of Share Certificates.  In case of the defacement, destruction, theft or loss of a share certificate held by any shareholder, the fact of such defacement, destruction, theft or loss shall be reported by the owner to the Corporation or to a registrar, transfer agent or a branch transfer agent of the Corporation with a statement verified by oath or statutory declaration as to the defacement, destruction, theft or loss and the circumstances concerning the same and a request for the issuance of a new certificate to replace the one so defaced, destroyed, stolen or lost. Upon the giving to the Corporation (or if there be a transfer agent and/or branch transfer agent or agents and/or registrar and/or branch registrar or registrars, hereinafter in this section collectively referred to as the "Corporation's transfer agents and registrars", then to the Corporation and the Corporation's transfer agents and registrars) of a bond of a surety company (or other security approved by the board or by the solicitors of the Corporation) in such form as is approved by the board of directors, the chairman of the board, the managing director, president, a vice-president, the secretary or the treasurer of the Corporation or by the solicitors of the Corporation, indemnifying the Corporation (and the Corporation's transfer agents and registrars, if any) against all loss, damage or expense to which the Corporation and/or the Corporation's transfer agents and registrars may be put to or be liable for any reason of the issuance of a new certificate to such shareholder, a new certificate may on payment of a fee not exceeding Three Dollars ($3.00) be issued in replacement of the one defaced, destroyed, stolen or lost, if such issuance is ordered and authorized by the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation or by resolution of the board of directors or by the solicitors of the Corporation.

VIII.05     Securities Register.  The Corporation shall prepare and maintain, at its registered office or, subject to the Act, at any other place designated by the board, a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)	the names, alphabetically arranged, of each person who:

(i)
is or has been registered as a shareholder of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the number and class of shares registered in the name of such holder; or

(ii)
is or has been registered as a holder of debt obligations of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the class or series and principal amount of the debt obligations registered in the name of such holder; and

(b)	the date and particulars of the issue and transfer of each security.

VIII.06     Registration of Transfers.  Subject to the Act, no transfer of a share shall be registered in a securities register except on presentation of the certificate representing the share with an endorsement which complies with the Act made on or delivered with it duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, on payment of all applicable taxes and any reasonable fees prescribed by the board, on compliance with the restrictions on issue, transfer or ownership authorized by the articles or any unanimous shareholder agreement and on satisfaction of any lien referred to in section 8.09.

VIII.07     Transfer Agents and Registrars.  The board may from time to time, in respect of each class of securities issued by it, appoint one or more trustees, transfer or other agents to keep the securities register and a registrar, trustee or agent to maintain a central securities register of issued security certificates and may appoint one or more persons or agents to keep branch registers, and, subject to the Act, one person may be appointed to keep the securities register and the records of issued security certificates.  Such a person may be designated as transfer agent or registrar according to its functions, and one person may be designated both registrar and transfer agent.  The board may at any time terminate such appointment.

VIII.08     Lien on Shares.  The Corporation has a lien on any share or shares registered in the name of a shareholder or his legal representative for any debt of that shareholder to the Corporation.

VIII.09     Enforcement of Lien.

(a)
If any Defaulting Shareholder defaults in the payment due in respect of any Shareholder Debt when the same becomes due and payable and continues in default for a period of fifteen (15) days after the Corporation has given notice in writing of such default to the Defaulting Shareholder:

(i)
the Corporation may sell all or any part of the Liened Shares at a bona fide public or private sale or auction, whether or not such party is at arms' length to the Corporation, and including, without limitation, any officer or director of the Corporation, for the best price which the directors consider to be obtainable for such share or shares;

(ii)	the terms and manner of the auction or sale shall be in the sole discretion of the Corporation;

(iii)
the Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether for cash or credit or partly cash and partly credit, as it in its discretion considers advisable;

(iv)	notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least fifteen (15) days prior to the date on which such sale is held;

(v)	the proceeds of such sale shall be used and applied in descending order as follows:

a.	first, to the cost and expense of such sale incurred by the Corporation, including, without limitation, legal fees, disbursements and charges;

b.	second, to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale;

c.	third, for the payment in full of the Shareholder Debt and all other sums due to the Corporation by the Defaulting Shareholder; and

d.	the balance, if any, to the Defaulting Shareholder;

(vi)	if the proceeds of the sale are insufficient to pay the Shareholder Debt, the Defaulting Shareholder shall remain liable for any such deficiency;

(vii)	the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Liened Shares in repayment of the Shareholder Debt;

(viii)
where the Liened Shares are redeemable pursuant to the articles or may be repurchased at a price determined pursuant to the terms of any unanimous shareholder agreement, the Corporation may redeem or repurchase all or any part of the Liened Shares and apply the redemption or repurchase price to the Shareholder Debt; and

(ix)	the Corporation may refuse to register a transfer of all or part of the Liened Shares until the Shareholder Debt is paid.

(b)
In exercising one or more of the rights granted in section 8.09(a), the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Shareholder Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

SECTION IX
DIVIDENDS

IX.01       Declaration.  Subject to the Act, articles and any unanimous shareholder agreement, the directors may from time to time declare dividends payable to the shareholders according to their respective rights in the Corporation. Such dividends may be paid in money or property or by the issue of fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation.

IX.02       Payment.  A dividend payable in cash (less any tax or other amounts required to be deducted or withheld by the Corporation) shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared, and mailed by ordinary mail, postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders, the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding, the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque is not paid upon presentation.

IX.03       Non-Receipt of Cheque.  In the event of the non-receipt of any cheque for a dividend by the person to whom it is so sent as aforesaid, the Corporation on proof of such non-receipt and upon satisfactory indemnity being given to it shall issue to such person a replacement cheque for a like amount.

IX.04       Record Date for Dividends and Rights.  The board may fix in advance a date, preceding by not more than sixty (60) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

IX.05       Unclaimed Dividends.  Any dividend unclaimed after a period of six (6) years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION X
LOANS TO SHAREHOLDERS AND OTHERS

X.01         Loans to Shareholders and Others.  The Corporation may from time to time give financial assistance by means of a loan, guarantee or otherwise:

to any person in the ordinary course of its business if the lending of money is part of the ordinary business of the Corporation;

to any person on account of expenditures incurred or to be incurred on behalf of the Corporation;

to its holding body corporate if the Corporation is a wholly-owned subsidiary of the holding body corporate;

to a subsidiary body corporate of the Corporation;

to employees of the Corporation or any of its affiliates to enable or assist them to purchase or erect living accommodation for their own occupation or in accordance with a plan for the purchase of shares of the Corporation or any of its affiliates; and

in any other case unless there are reasonable grounds for believing that:

the Corporation is or, after giving the financial assistance, would be unable to pay its liabilities as they become due, or the realizable value of the Corporation's assets, excluding the amounts of any financial assistance in the form of a loan and in the form of any secured guarantee would be, after giving the financial assistance, less than the aggregate of the Corporation's liabilities and stated capital of all classes.

SECTION XI
NOTICES

XI.01       Method of Giving Notice.  Any notice, communication or other document to be given pursuant to the Act, the regulations, the articles, the by-laws, any unanimous shareholder agreement or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to him at his recorded address by prepaid, ordinary or air mail, or if sent to him at his recorded address by means of any telephonic, electronic or other communication facility.  A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given on the fifth day after it is deposited in a post office or public letter box.  A notice sent by means of electronic or recorded telephonic communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency.  The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

XI.02       Computation of Time.  In computing the period of days when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the period shall be deemed to begin on the day following the event that began the period and shall be deemed to end at midnight of the last day of the period, except that, if the last day of the period falls on a non-business day, the period shall end at midnight on the day next following that is not a non-business day.

XI.03       Undelivered Notices.  If any notice given to a shareholder pursuant to section 11.01 is returned on two consecutive occasions because such shareholder cannot be found, the Corporation shall not be required to give any further notices to that shareholder until he informs the Corporation in writing of his new address.

XI.04       Omissions and Errors.  The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance of the notice shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

XI.05       Notice to Joint Shareholders.  All notices with respect to any shares registered in more than one name may, if more than one address appears on the records of the Corporation in respect of such joint holding, be given to such joint shareholders at the first address so appearing and notice so given shall be sufficient notice to all the holders of such shares.

XI.06       Persons Entitled by Death or Operation of Law.  Every person who by operation of law, transfer, the death of a shareholder or any other means whatsoever, shall become entitled to shares, shall be bound by every notice in respect of such shares which has been duly given to the registered holder of such shares prior to his name and address being entered on the securities register (whether the notice was given before or after the happening of the event on which he became so entitled) and before he furnished the Corporation with the proof of authority or evidence of his entitlement prescribed by the Act.

XI.07       Waiver of Notice.  Any shareholder, proxyholder or other person entitled to notice of or attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the regulations, the articles, the by-laws, any unanimous shareholder agreement or otherwise, and that waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of the notice, as the case may be.  Any such waiver or abridgement shall be in writing, except a waiver of notice of a meeting of shareholders or of the board or a committee of the board, which may be given in any manner.

XI.08       Signatures to Notices.  The signatures to any notice to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

SECTION XII
EFFECTIVE DATE

Effective Date.  These by-laws shall come into force when made by the board in accordance with the Act.

DATED this 1st day of June, 2006.

President	Secretary

BY-LAW NO. 2

A BY-LAW RESPECTING THE BORROWING OF MONEY BY
NERIUM BIOTECHNOLOGY, INC.
(hereinafter called the ACorporation@)

1.                              In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the Corporation may without authorization of the shareholders:

(a)	borrow money on the credit of the Corporation;

(b)	issue, reissue, sell, pledge or hypothecate debt obligations of the Corporation;

(c)	give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

 The words Adebt obligation@ as used in this paragraph mean a bond, debenture, note or other evidence of indebtedness or guarantee of the Corporation, whether secured or unsecured.

2.                             The directors may from time to time by resolution delegate the powers conferred on them by paragraph 1 of this by-law to a director, a committee of directors or an officer of the Corporation.  Nothing herein limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.                              The powers hereby conferred shall be deemed to be in supplement of and not in substitution for any powers to borrow money for the purposes of the Corporation possessed by its directors or officers independently of a borrowing by-law.

DATED this 1st day of June, 2006.

President	Secretary

REVISED
BY-LAW NO. 1

A by-law relating generally to the
conduct of the business and affairs of

NERIUM BIOTECHNOLOGY, INC.

(hereinafter called the "Corporation")

TABLE OF CONTENTS

SECTION I
INTERPRETATION	1
Definitions	1
Other Definitions	2

SECTION II
GENERAL BUSINESS	2
Registered Office	2
Corporate Seal	2
Financial Year	2

SECTION III
DIRECTORS	3
Duties of Directors	3
Number of Directors	3
Qualification	3
Election and Term	4
Resignation	4
Removal	5
Vacation of Office	5
Filling Vacancies	5
Action by the Board	5

SECTION IV
MEETINGS OF DIRECTORS	6
Place of Meetings	6
Quorum	6
Resident Canadian Directors at Meeting	6
Meeting by Telephone or Electronic Facilities	6
Calling of Meetings	6
Notice of Meeting	7
Regular Meetings	7
Votes to Govern	7
Dissent	7
Conflict of Interest	8
Waiver of Notice	8
First Meeting of New Board	8
Adjournment	8
Delegation	8
Limits on Authority	8
Transaction of Business	9
Resolution in Lieu of Meeting	9

One Director Meeting	9

SECTION V
REMUNERATION AND PROTECTION	9
Remuneration	9
Limitation of Liability	10
Indemnity of Directors and Officers and Others	10
Insurance	11

SECTION VI
OFFICERS	11
Appointment	11
Term, Remuneration and Removal	11
Chairman of the Board	11
Managing Director	11
President	12
Vice-President	12
General Manager	12
Secretary	12
Treasurer	12
Assistant Secretary and Assistant Treasurer	13
Other Officers	13
Powers and Duties of Officers	13
Vacancies	13
Agents and Attorneys	13
Fidelity Bonds	13
Conflict of Interest	13

SECTION VII
MEETINGS OF SHAREHOLDERS	14
Annual Meetings	14
Special Meetings	14
Meeting Held by Electronic Means	14
Place of Meetings	15
Notice of Meetings	15
Meetings Without Notice	15
Record Date for Notice	16
List of Shareholders Entitled to Notice	16
Persons Entitled to be Present	16
Quorum	17
One Shareholder Meeting	17
Right to Vote	17
Resolution in Lieu of Meeting	17
Joint Shareholders	17
Proxies	17

Time for Deposit of Proxies	18
Scrutineers	18
Votes to Govern	18
Show of Hands	18
Ballots	18
Adjournment	19

SECTION VIII
SHARES	19
Issue	19
Commissions	19
Share Certificates	19
Replacement of Share Certificates	19
Securities Register	20
Registration of Transfers	20
Transfer Agents and Registrars	21
Lien on Shares	21
Enforcement of Lien	21

SECTION IX
DIVIDENDS	22
Declaration	22
Payment	22
Non-Receipt of Cheque	23
Record Date for Dividends and Rights	23
Unclaimed Dividends	23

SECTION X
LOANS TO SHAREHOLDERS AND OTHERS	23
Loans to Shareholders and Others	23

SECTION XI
NOTICES	24
Method of Giving Notice	24
Computation of Time	24
Undelivered Notices	24
Omissions and Errors	24
Notice to Joint Shareholders	25
Persons Entitled by Death or Operation of Law	25
Waiver of Notice	25
Signatures to Notices	25

SECTION XII
EFFECTIVE DATE	25

BY-LAW NO. 1

A BY-LAW RELATING GENERALLY TO THE CONDUCT OF THE
BUSINESS AND AFFAIRS OF NERIUM BIOTECHNOLOGY, INC.

SECTION XIII
INTERPRETATION

13.01        Definitions.  In this by-law and all other by-laws of the Corporation, unless the context otherwise requires:

(a)
"Act" means the Canada Business Corporations Act and the regulations thereunder, as from time to time amended, and every statute and regulation (as the case may be) that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)
"articles" means the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution, or articles of revival of the Corporation and includes any amendments thereto;

(c)	"board" means the board of directors of the Corporation;

(d)	"director" means a member of the board;

(e)	"by-laws" means all by-laws of the Corporation, as amended from time to time;

(f)	"meeting of shareholders" means an annual meeting of shareholders and a special meeting of shareholders;

(g)	"resident Canadian" means an individual who is:

(i)	a Canadian citizen ordinarily resident in Canada;

(ii)	a Canadian citizen not ordinarily resident in Canada who is a member of a prescribed class of persons as defined in the regulations to the Act; or

(iii)
a permanent resident within the meaning of the Immigration Act (Canada) and ordinarily resident in Canada, except a permanent resident who has been ordinarily resident in Canada for more than one year after the time at which he first became eligible to apply for Canadian citizenship;

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(h)
"unanimous shareholder agreement" means an otherwise lawful written agreement among all of the shareholders of the Corporation or among all such shareholders and one or more persons who are not shareholders, or a written declaration of the beneficial owner of all of the issued shares of the Corporation, that restricts in whole or in part the powers of the directors to manage or supervise the management of the business and affairs of the Corporation, as from time to time amended;

(i)	"Defaulting Shareholder" means a shareholder of the Corporation who defaults in the payment of any Shareholder Debt when the same becomes due and payable;

(j)
"Shareholder Debt" means any principal or interest due in respect of any indebtedness owing by the holder of shares of any class or series in the Corporation, including, without limitation, an amount unpaid in respect of a share issued by a body corporate on the date it was continued under this Act;

(k)	"Liened Shares" means the whole or any part of the shares registered in the name of a Defaulting Shareholder;

(l)	"Non-Business day" means Saturday, Sunday and any other day that is a holiday as defined in the Interpretation Act (Canada) as from time to time amended.

13.02        Other Definitions.  Other than as specified above, words and expressions defined in the Act have the same meanings when used herein.  Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a natural person in his capacity as trustee, executor, administrator or other legal representative.

SECTION XIV
GENERAL BUSINESS

14.01        Registered Office.  The registered office of the Corporation shall be in the province or territory within Canada specified in its articles from time to time and at such location therein as the board may from time to time determine.

14.02        Corporate Seal.  The Corporation may, but need not, adopt a corporate seal and, if one is adopted, it may be changed from time to time by the board.

14.03        Financial Year.  The board may, by resolution, fix the financial year end of the Corporation and may from time to time, by resolution, change the financial year end of the Corporation.

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14.04        Execution of Instruments.  Contracts, documents or instruments in writing requiring the signature of the Corporation may be signed by the President alone or by any two directors or officers, and all contracts, documents or instruments in writing so signed shall be binding on the Corporation without any further authorization or formality. The board of directors is authorized from time to time by resolution to appoint any officer or officers or any other person or persons on behalf of the Corporation either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing.

SECTION XV
DIRECTORS

15.01        Duties of Directors.  Subject to any unanimous shareholder agreement, the board shall manage or supervise the management of the business and affairs of the Corporation.

15.02        Number of Directors.  Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors as set out in the articles.

15.03        Qualification.

(a)	No person shall be qualified for election or appointment as a director if he:

(i)	is less than 18 years of age;

(ii)	is of unsound mind and has been so found by a court in Canada or elsewhere;

(iii)	is not an individual; or

(iv)	has the status of a bankrupt.

(b)	A director need not be a shareholder.

(c)
Not less than 25% of the directors (or such greater proportion as is required by sections 3.03(d), (e) or (f)) shall be resident Canadians. However, if a corporation has less than four directors, at least one director must be a resident Canadian.

(d)	Except in the circumstances provided for in section 3.03(e) or (f), not less than a majority of the directors shall be resident Canadians if the Corporation:

(i)	engages in Canada in an activity in Canada in a prescribed business sector; or

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(ii)
is required by an Act of Parliament, or by a regulation made under an Act of Parliament, to obtain or maintain a specified level of Canadian ownership or control or to restrict, or to comply with a restriction in relation to, the number of voting shares that any one shareholder may hold, own or control.

(e)	If the Corporation is a corporation to which section 3.03(d) applies and it has only one or two directors, that director or one of the two directors, as the case may be, must be a resident Canadian.

(f)
If the Corporation is a corporation to which section 3.03(d) applies and it is a holding company, not more than one-third of its directors need be resident Canadians if less than 5% of the consolidated gross revenue of the Corporation are earned in Canada directly or through its subsidiary bodies corporate together as shown in the most recent consolidated financial statements of the Corporation and its subsidiaries.

15.04        Election and Term.

(a)
The election of directors shall take place at the first meeting of shareholders and at each succeeding annual meeting of shareholders and all directors then in office shall hold office until the next annual meeting of shareholders, but, if qualified, shall be eligible for re-election.

(b)	The election of directors shall be by resolution, or if demanded by a shareholder or a proxyholder, by ballot.

(c)	If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

(d)	An individual who is elected or appointed to hold office as a director is not a director and is deemed not to have been elected or appointed to hold office as a director unless:

(i)	he was present at the meeting when the election or appointment took place and he did not refuse to hold office as a director; or

(ii)	he was not present at the meeting when the election or appointment took place, and:

(A)	he consented to hold office as a director in writing before the election or appointment or within 10 days after it; or

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(B)	he has acted as a director pursuant to the election or appointment.

15.05        Resignation.  A director may resign from office upon giving notice thereof in writing to the Corporation and the resignation becomes effective at the time a written resignation is received by the Corporation or at the time specified in the resignation, whichever is the later.

15.06        Removal.  Subject to the Act, the shareholders may by ordinary resolution passed, at an annual or special meeting of shareholders, remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

15.07        Vacation of Office.  A director ceases to hold office when:

(a)	he dies;

(b)	he is removed from office by the shareholders;

(c)	he ceases to be qualified for election as a director; or

(d)	his written resignation is received by the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

15.08        Filling Vacancies.  Subject to the Act and any unanimous shareholder agreement, a quorum of the board may fill a vacancy in the board, except for a vacancy resulting from:

(a)	an increase in the number or minimum number of directors;

(b)	a failure of the shareholders to elect the number or minimum number of directors provided for in the articles.

If there is not then a quorum of directors or if there has been a failure to elect the number of directors required by the articles, the directors then in office shall forthwith call a special meeting of shareholders to fill the vacancy and, if they fail to do so or if there are no directors then in office, the meeting may be called by any shareholder.

Where the articles of the Corporation so provide, the directors may appoint one or more directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one-third the number of directors elected at the last annual meeting of shareholders.

15.09        Action by the Board.

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(a)
Subject to any unanimous shareholder agreement, the board shall exercise its powers by or pursuant to a by-law or resolution either by the signatures of all of the directors then in office, if constituting a quorum or passed at a meeting of the directors at which a quorum is present and at which:

(i)	not less than 25% of the directors present are resident Canadians or, if the Corporation has less than four directors, at least one of the directors present must be a resident Canadian; or

(ii)
if the Corporation is subject to section 3.03(d), not less than a majority of the directors present are resident Canadians or, if the Corporation has only one or two directors, that director or one of the two directors, as the case may be, must be a resident Canadian.

(b)	Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

SECTION XVI
MEETINGS OF DIRECTORS

16.01        Place of Meetings.  Meetings of the board may be held at the registered office of the Corporation or at any other place within or outside Ontario. In any financial year of the Corporation, a majority of the meetings of the board need not be held within Canada.

16.02        Quorum.  Two-fifths (2/5) of the number of directors shall constitute a quorum at any meeting of directors and, notwithstanding any vacancy among the directors, a quorum of directors may exercise all the powers of the directors.

16.03        Resident Canadian Directors at Meeting.  Subject to the Act and any unanimous shareholder agreement, the board shall not transact business at a meeting of directors unless a required number of directors present are resident Canadians, except where:

(a)	a resident Canadian director who is unable to be present approves in writing or by telephonic, electronic or other communication facility, the business transacted at the meeting; and

(b)	the required number of resident Canadian directors would have been present had that director been present at the meeting.

16.04        Meeting by Telephone or Electronic Facilities.  If all the directors of the Corporation consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such telephonic, electronic or other communication facility that permits all participants to communicate with each other simultaneously and instantaneously during the meeting, and a director participating in such a meeting by such means is deemed to be present at the meeting.  Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

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16.05        Calling of Meetings.  Meetings of the board shall be held from time to time at such place, at such time and on such day as the chairman of the board or the managing director or the president or a vice-president or secretary or any two directors may determine and the secretary shall call meetings when directed or authorized by the chairman of the board or the managing director or the president or a vice-president or any two directors.

16.06        Notice of Meeting.  Notice of every meeting so called shall be given in the manner provided in section XI to each director:

(a)	not less than 48 hours before the time when the meeting is to be held if the notice is mailed; or

(b)	not less than 24 hours before the time when the meeting is to be held if the notice is given personally, is delivered or sent by any means of transmitted or recorded communication.

No notice of a meeting shall be necessary if all the directors are present or if those absent have waived notice of or otherwise signified their consent to the holding of such meeting.   A notice need not specify the purpose of the business to be transacted at a meeting except where the Act requires such purpose or business or the general nature thereof to be specified.

16.07        Regular Meetings.  The board may appoint a day or days, in any month or months for regular meetings of the board at a place and hour to be named.  A copy of any resolution of the board fixing the place and time of regular meetings of the board shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meetings except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

16.08        Votes to Govern.

(a)
At all meetings of the board, every question shall, subject to any shareholder agreement, be decided by a majority of the votes cast on the question. In case of an equality of votes, the chairman of the meeting shall, subject to any unanimous shareholder agreement, not be entitled to a second or casting vote.

(b)
Unless a ballot is demanded, an entry in the minutes of a meeting to the effect that the chairman of the meeting declared a resolution to be carried or defeated is, in the absence of evidence to the contrary, proof of the fact without proof of the number or proportion of the votes recorded in favour of or against the resolution.

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16.09        Dissent.  A director who is present at a meeting of the directors or a committee of directors is deemed to have consented to any resolution passed or action taken thereat, unless (a) he requests that his dissent be or his dissent is entered in the minutes of the meeting; (b) he sends his written dissent to the secretary of the meeting before the meeting is terminated; or (c) he sends his dissent by registered mail or delivers it to the registered office of the Corporation immediately after the meeting is adjourned. A director who votes on or consents to a resolution is not entitled to dissent as aforesaid. A director who was not present at a meeting at which a resolution was passed or action taken is deemed to have consented thereto unless, within seven (7) days after he becomes aware of the resolution, he causes his dissent to be placed with the minutes of the meeting or he sends his dissent by registered mail or delivers it to the registered office of the Corporation.

16.10        Conflict of Interest. Every director or officer of the Corporation who is a party to a material contract or transaction or proposed material contract or transaction with the Corporation or is a director or an officer or has a material interest in any corporation which is a party to a material contract or transaction or proposed material contract or transaction with the Corporation shall disclose in writing to the Corporation or request to have it entered in the minutes of a meeting of directors or of a meeting of committee of directors, the nature and extent of his interest at the time and in the manner as required by the Act.  Such a director shall not vote on any resolution to approve the same except as provided by the Act.

A material contract or transaction or proposed material contract or transaction is not invalid and the director or officer is not accountable to the Corporation or its shareholders for any profit realized from the material contract or transaction or proposed material contract or transaction because of the director=s or officer=s interest in it or, because the director was present or was counted to determine whether a quorum existed at the meeting of directors or committee of directors that considered the material contract or transaction or proposed material contract or transaction, if (i) the disclosure of the interest was made in accordance with the Act; (ii) the directors approved the material contract or transaction or proposed material contract or transaction; and the material contract or transaction or proposed material contract or transaction was reasonable and fair to the Corporation when it was approved.

16.11        Waiver of Notice.  A director may in any manner or at any time waive notice of or otherwise consent to a meeting of the board.  Attendance of a director at a meeting of the board shall constitute a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting has not been properly called.

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16.12        First Meeting of New Board.   As long as a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

16.13        Adjournment.  Notice of an adjourned meeting of the board is not required to be given if the time and place of the adjourned meeting is announced at the original meeting.

16.14        Delegation.  Subject to the Act, the articles and any unanimous shareholder agreement, the board may from time to time delegate to a committee of the board, a director or an officer of the Corporation or any other person as may be designated by the board all or any of the powers conferred on the board by the by-law or by the Act to such extent and in such manner as the board may determine at the time of such delegation.

16.15        Limits on Authority.  The board may appoint from their number one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board, except powers to:

(a)	submit to the shareholders any question or matter requiring the approval of the shareholders;

(b)	fill a vacancy among the directors or in the office of auditor or appoint additional directors;

(c)	issue securities except as authorized by the directors;

(d)	issue shares of a series except as authorized by the directors;

(e)	declare dividends;

(f)	purchase, redeem or otherwise acquire shares issued by the Corporation;

(g)	pay a commission for the sale of shares of the Corporation except as authorized by the directors;

(h)	approve a management proxy circular;

(i)	approve a take-over bid circular, directors' circular or issuer bid circular;

(j)	approve any financial statements; or

(k)	adopt, amend or repeal by-laws.

16.16        Transaction of Business.  Subject to the provisions of section 4.15, the powers of a committee of the board may be exercised at a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.  Meetings of such committee may be held at any place in or outside Canada.

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16.17        Resolution in Lieu of Meeting.  A resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of directors or committee of directors is as valid as if it had been passed at a meeting of directors or committee of directors. A copy of every such resolution shall be kept with the minutes of the proceedings of the directors or committee of directors.

16.18        One Director Meeting.  If the Corporation has only one director, that director may constitute a meeting.

SECTION XVII
REMUNERATION AND PROTECTION

17.01        Remuneration.  Subject to the articles, the by-laws or any unanimous shareholder agreement, the directors shall be paid such remuneration for their services as the board may from time to time determine.  Such remuneration shall be in addition to any salary or professional fees payable to a director who serves the Corporation in any other capacity. In addition, directors shall be paid such sums in respect of their out-of-pocket expenses incurred in attending board, committee or shareholders' meetings or otherwise in respect of the performance by them of their duties as the board may from time to time determine.

17.02        Limitation of Liability.  Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  Subject to the foregoing, no director or officer shall be liable for the acts, omissions, failures, neglects or defaults of any other director, officer or employee, or for joining in any act for conformity, or for any loss, damage or expense suffered or incurred by the Corporation through the insufficiency or deficiency of title to any property acquired by the Corporation or for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the monies of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious act of any person with whom any of the monies, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto.  Nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

17.03        Indemnity of Directors and Officers and Others.

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(a)
The Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation or another individual who acts or acted at the Corporation=s request as a director or officer (or an individual acting in a similar capacity) of another entity, against all costs, charges and expenses, including, without limitation, an amount paid to settle an action or satisfy a judgment, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

(b)
The Corporation shall advance monies to a director, officer or other individual for the costs, charges and expenses of a proceeding referred to in section 5.03(a).  The individual shall repay the monies if he does fulfil the conditions of section 5.03(c).

(c)	The Corporation shall not indemnify an individual under section 5.03(a) unless he:

(i)
acted honestly and in good faith with a view to the best interests of the Corporation or, as the case may be, to the best interests of the other entity for which he acted as a director or officer or in a similar capacity at the Corporation=s request; and

(ii)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary, penalty, he had reasonable grounds for believing that his conduct was lawful.

(d)
The Corporation shall also indemnify the individual referred to in section 5.03(a) in such other circumstances as the Act or law permits or requires.  Nothing in these by-laws shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of these by-laws.

17.04        Insurance.  Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of any individual referred to in section 5.03(a) as the board may from time to time determine.

SECTION XVIII
OFFICERS

18.01        Appointment.  Subject to any unanimous shareholder agreement, the board may from time to time designate the offices of the Corporation and from time to time appoint a chairman of the board, managing director, president, one or more vice-presidents (to which title may be added words indicating seniority or function), a treasurer, a secretary and such other officers as the board may determine, including, without limitation, one or more assistants to any of the officers so appointed.  Except for the chairman of the board and the managing director, an officer may but need not be a director.  One person may hold more than one office.  If the same person holds the offices of secretary and treasurer, he may but need not be known as the secretary-treasurer. A director may be appointed to any office of the Corporation.  The board may specify the duties of and, in accordance with these by-laws and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation.

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18.02        Term, Remuneration and Removal.  The terms of employment and remuneration of all officers appointed by the board, including the chairman of the board, the managing director and the president shall be determined from time to time by resolution of the board. The fact that any officer or employee is a director or shareholder shall not disqualify him from receiving such remuneration as may be determined.  The board, in its discretion, may remove any officer of the Corporation.  Otherwise, each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

18.03        Chairman of the Board.  The board of directors may from time to time appoint a chairman of the board who shall be a director.  If appointed, the board may assign to the chairman of the board any of the powers and duties that are by any provisions of these by-laws assigned to the managing director or to the president. The chairman of the board shall have such other powers and duties as the board may specify.

18.04        Managing Director.  The board may from time to time appoint a managing director who shall be a director.  If appointed, the managing director shall be the chief executive officer of the Corporation and, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation.  The managing director shall have such other powers and duties as the board may specify.  During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

18.05        President.  If appointed, the president shall be the chief operating officer and subject to the authority of the board shall have general supervision of the business of the Corporation.  The president shall have such other powers and duties as the board may specify.  During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

18.06        Vice-President.  The vice-president or, if there are more than one, the vice-presidents in order of seniority (as determined by the board) shall be vested with all the powers and shall perform all the duties of the chief executive officer in the absence or disability or refusal to act of the chief executive officer, except that he shall not preside at meetings of the directors or shareholders unless he is qualified to attend meetings of directors or shareholders, as the case may be. If a vice-president exercises any such duty or power, the absence or inability of the chief executive officer shall be presumed with reference thereto. A vice-president shall also perform such duties and exercise such powers as the chief executive officer may from time to time delegate to him or as the board may prescribe.

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18.07        General Manager.  The general manager, if one is appointed, shall have the general management and direction, subject to the authority of the board and the supervision of the chief executive officer, of the Corporation's business and affairs and the power to appoint and remove any and all officers, employees and agents of the Corporation not appointed directly by the board and to settle the terms of their employment and remuneration, but shall not have the power to do any of the things set forth in the Act.

18.08        Secretary.  Unless otherwise determined by the board, the secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board that he attends.  The secretary shall enter or cause to be entered in records kept for that purpose minutes of all proceedings at meetings of the board, shareholders and committees of the board, whether or not he attends such meetings.  The secretary shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board.  The secretary shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation, if any, and of all books, papers, records, documents and other instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose.  The secretary shall have such other powers and duties as otherwise may be specified.

18.09        Treasurer.  The treasurer shall keep proper accounting records as required by the Act and shall be responsible for the deposit of monies, the safekeeping of securities and the disbursement of the funds of the Corporation.  The treasurer shall render to the board, whenever required, an account of all his transactions as treasurer and of the financial position of the Corporation.  The treasurer shall have such other powers and duties as otherwise may be specified.
I.01

18.10        Assistant Secretary and Assistant Treasurer.  The assistant secretary or, if more than one, the assistant secretaries in order of seniority and the assistant treasurer or, if more than one, the assistant treasurers in order of seniority shall respectively perform all the duties of the secretary and treasurer respectively in the absence, inability or refusal to act of the secretary or treasurer, as the case may be. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the board.

18.11        Other Officers.  The duties of all other officers of the Corporation shall be such as the terms of their engagement call for or the board requires of them. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board otherwise directs.

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18.12        Powers and Duties of Officers.  The powers and duties of all officers shall be such as the terms of their engagement call for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify.  The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act and any unanimous shareholder agreement, vary, add to or limit the powers and duties of any officer.  Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

18.13        Vacancies.  If the office of chairman of the board, managing director, president, vice-president, secretary, assistant secretary, treasurer, assistant treasurer, general manager or any other office created by the board shall be or become vacant by  reasons of death, resignation or in any other manner whatsoever, the board shall, in the case of the chairman of the board, managing director, president or secretary, and may, in the case of other offices, appoint an officer to fill such vacancy.

18.14        Agents and Attorneys.  The board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada, with such powers of management, administration or otherwise (including the power to sub-delegate) as may be thought fit.

18.15        Fidelity Bonds.  The board may require such officers, employees and agents of the Corporation as it deems advisable to furnish bonds for the faithful performance of their duties, in such form and with such surety as the board may from time to time prescribe.

18.16        Conflict of Interest.  An officer shall disclose his interest in any material contract or transaction or proposed material contract or transaction with the Corporation in accordance with section 4.10.

SECTION XIX
MEETINGS OF SHAREHOLDERS

19.01        Annual Meetings.  The directors of the Corporation shall call an annual meeting of shareholders not later than eighteen (18) months after the Corporation comes into existence and subsequently not later than fifteen (15) months after holding the last preceding annual meeting. The annual meeting of the shareholders of the Corporation shall be held at such time and on such day, in each year as the board may from time to time determine, for the purpose of considering the financial statements and auditor's report, if any, electing directors and appointing auditors or accountants, as the case may be.

19.02        Special Meetings.  The board, the chairman of the board, the managing director or the president may at any time call a special meeting of shareholders for the transaction of any business which may properly be brought before such a meeting of shareholders. All business transacted at a special meeting and all business transacted at an annual meeting of shareholders, except consideration of the minutes of an earlier meeting, the financial statements and auditor's report, election of directors and reappointment of the incumbent auditor, is deemed to be special business.

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19.03        Meeting Held by Electronic Means.

(a)
Any person entitled to attend a meeting of shareholders may vote and otherwise participate in the meeting by means of a telephonic, electronic or other communication facility made available by the Corporation that permits all participants to communicate with each other simultaneously and instantaneously during the meeting.  A person participating in a meeting of shareholders by such means is deemed to be present at the meeting.

(b)	Directors who call (but not shareholders who requisition) a meeting of shareholders may determine that:

(i)
the meeting shall be held, in accordance with the regulations, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate with each other simultaneously and instantaneously during the meeting; and

(ii)	any vote shall be held, in accordance with the regulations, entirely by means of a telephonic, electronic or other communication facility that the Corporation has made available for that purpose.

(c)	Any vote at a meeting of shareholders may be carried out by means of a telephonic, electronic or other communication facility, if the facility:

(i)	enables the votes to be gathered in a manner that permits their subsequent verification; and

(ii)	permits the tallied votes to be presented to the Corporation without it being possible for the Corporation to identify how each shareholder or group of shareholders voted.

19.04        Place of Meetings.

(a)
Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is located or, if the board shall so determine, at some other place in Canada or in the City of San Antonio, Texas, United States of America.  A meeting held under section 7.03 shall be deemed to be held at the place where the registered office of the Corporation is located.

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(b)
A shareholder who attends a meeting of shareholders held outside Canada is deemed to have agreed to it being held outside Canada except when the shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

19.05        Notice of Meetings.  Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section XI, in the case of a distributing corporation, not less than 21 days and, in the case of any other corporation, not less than 10 days, but in either case, not more than 60 days before the date of the meeting to each director, to any auditor and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to receive notice of or vote at the meeting.  Notice of a meeting of shareholders called for any purpose other than consideration of the minutes of an earlier meeting, financial statements and auditor=s report, election of directors and reappointment of the incumbent auditor or fixing or authorizing the directors to fix the remuneration payable to such auditor shall state or be accompanied by a statement of:

(a)	the nature of the business in sufficient detail to permit the shareholders to form a reasoned judgment on it; and

(b)	the text of any special resolution to be submitted to the meeting.

19.06        Meetings Without Notice.

(a)	A meeting of shareholders may be held without notice at any time and place permitted by the Act if:

(i)
all the shareholders entitled to vote at the meeting are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to the meeting being held; and

(ii)	the auditor and the directors are present or waive notice of or otherwise consent to the meeting being held,

so long as the shareholders, auditor or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(b)	At a meeting held under section 7.06(a), any business may be transacted which the Corporation may transact at a meeting of shareholders.

19.07        Record Date for Notice.  The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than sixty (60) days and not less than twenty-one (21) days, as a record date for the determination of the shareholders entitled to notice of the meeting, provided that notice of any such record date shall be given not less than seven (7) days before such record date, by advertisement in a newspaper published or distributed in the place where the Corporation has its registered office and in each place in Canada where it has a transfer agent or where a transfer of the Corporation=s shares may be recorded, and, where applicable, by written notice to each stock exchange in Canada on which the Corporation=s shares are listed for trading unless notice of the record date is waived in writing by every holder of a share of the class or series affected whose name is set out in the securities register of the Corporation at the close of business on the day the directors fix the record date.  If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, shall be the day on which the meeting is held.

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19.08        List of Shareholders Entitled to Notice.  For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each shareholder. If a record date for the meeting is fixed, the shareholders listed shall be those registered at the close of business on a day not later than ten (10) days after such record date. If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the securities register is kept and at the meeting for which the list was prepared.  Where a separate list of shareholders has not been prepared, the names of persons appearing in the securities register at the requisite time as the holder of one or more shares carrying the right to vote at such a meeting shall be deemed to be a list of shareholders.

19.09        Persons Entitled to be Present.  The only persons entitled to attend a meeting of shareholders shall be those entitled to vote thereat, the directors, auditor, legal counsel of the Corporation and others who although not entitled to vote, are entitled or required under any provisions of the Act, the articles or by-laws of the Corporation, or unanimous shareholder agreement of the Corporation to be present at the meeting. Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

19.10        Quorum.  Subject to any unanimous shareholder agreement, a quorum of shareholders is present at a meeting of shareholders irrespective of the number of persons actually present at the meeting, if two shareholders entitled to vote at the meeting are present in person or represented by proxy.  A quorum need not be present throughout the meeting provided that a quorum is present at the opening of the meeting.  If a quorum is not present at the time appointed for the meeting or within a reasonable time after that the shareholders may determine, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

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19.11        One Shareholder Meeting.  If the Corporation has only one shareholder or only one holder of any class or series of shares, the shareholder present in person or by proxy constitutes a meeting.

19.12        Right to Vote.  Every person named in the list referred to in section 7.08 shall be entitled to vote the shares shown on the list opposite his name at the meeting to which the list relates.

19.13        Resolution in Lieu of Meeting.  A resolution in writing signed by all the shareholders entitled to vote on that resolution at a meeting of shareholders is as valid as if it had been passed at a meeting of shareholders unless, in accordance with the Act:

(a)
in the case of resignation or removal of a director, or the appointment or election of another person to fill the place of that director, a written statement is submitted to the Corporation by the director giving the reasons for his resignation or the reasons why he opposes any proposed action or resolution for the purpose of removing him from office or the election of another person to fill the office of that director; or

(b)
in the case of the removal or resignation of an auditor, or the appointment or election of another person to fill the office of auditor, representations in writing are made to the Corporation by that auditor concerning its proposed removal, the appointment or election of another person to fill the office of auditor or his resignation.

A copy of every resolution referred to above shall be kept with the minutes of the meetings of shareholders.

19.14        Joint Shareholders.  Where two or more persons hold the same share or shares jointly, one of those holders present at a meeting of shareholders may in the absence of the others vote the shares, but if two or more of such persons who are present in person or by proxy vote, they shall vote as one on the shares jointly held by them.

19.15        Proxies.  Every shareholder entitled to vote at a meeting of shareholders may by means of a proxy appoint a proxyholder or one or more alternate proxyholders who need not be shareholders to attend and act at the meeting in the manner, to the extent authorized by the proxy and with the authority conferred by the proxy. A proxy shall be in writing or electronic signature executed by the shareholder or his attorney and shall conform with the requirements of the Act.  Alternatively, every shareholder which is a body corporate or other legal entity may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and that individual may exercise on the shareholder=s behalf all the powers it could exercise if it were an individual shareholder.  The authority of such an individual shall be established by depositing with the Corporation a certified copy of the resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting. The proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

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19.16        Time for Deposit of Proxies.  The board may fix a time not exceeding 48 hours, excluding non-business days, preceding any meeting or adjourned meeting of shareholders before which time proxies to be used at the meeting must be deposited with the Corporation or its agent, and any time so fixed shall be specified in the notice calling the meeting.  A proxy shall be acted on only if, before the time so specified, it has been deposited with the Corporation or its agent specified in the notice or if, no such time having been specified in the notice, it has been received by the secretary of the Corporation or by the chairman of the meeting before the time of voting.

19.17        Scrutineers.  At each meeting of shareholders one or more scrutineers may be appointed by a resolution of the meeting or by the chairman with the consent of the meeting to serve at the meeting. Such scrutineers need not be shareholders of the Corporation.

19.18        Votes to Govern.  Unless otherwise required by the Act, the articles, the by-laws or any unanimous shareholder agreement, all questions proposed for the consideration of the shareholders at a meeting shall be decided by a majority of the votes cast thereon.  In case of an equality of votes at any meeting of shareholders either on a show of hands or on a poll, the chairman of the meeting shall, subject to any unanimous shareholder agreement, not be entitled a second or casting vote in addition to the vote or votes to which he may be entitled as a shareholder.

19.19        Show of Hands.  At all meetings of shareholders every question shall be decided by a show of hands unless a ballot thereon be required by the chairman of the meeting or be demanded by a shareholder or proxyholder present and entitled to vote. Upon a show of hands, every person present and entitled to vote, has one (1) vote regardless of the number of shares he represents. After a show of hands has been taken upon any question, the chairman may require or any shareholder or proxyholder present and entitled to vote may demand a ballot thereon. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon be so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against the question. The result of the vote so taken and declared shall be the decision of the Corporation on the question. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.

19.20        Ballots.   On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken on it, the chairman of the meeting may require a ballot or any person who is present and entitled to vote on the question at the meeting may demand a ballot.  A ballot so required or demanded shall be taken in such manner as the chairman of the meeting shall direct.  A requirement or demand for a ballot may be withdrawn at any time before the taking of the ballot.  If a ballot is taken, each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting on the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders on the question.

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19.21        Adjournment.  The chairman of a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.  If a meeting of shareholders is adjourned for less than 30 days, it will not be necessary to give notice of the adjourned meeting, other than by announcement at the original meeting that is adjourned.  Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

SECTION XX
SHARES

20.01        Issue.  Shares in the Corporation may be issued at such time and to such person or persons or class of persons as the board may determine.

20.02        Commissions.  The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

20.03        Share Certificates.  Every holder of one or more securities of the Corporation is entitled at his option, without payment, to a share certificate or a non-transferable written acknowledgment of his right to obtain a share certificate stating the number and class or series of shares held by him as shown on the securities register, but the Corporation is not bound to issue more than one share certificate in respect of a security or securities held jointly by several persons and a delivery of a share certificate to one of several joint shareholders is sufficient delivery to all.  Share certificates shall be in such form or forms as the board may from time to time approve. Unless otherwise ordered by the board, any such certificate shall be signed by at least one director or officer of the Corporation or by or on behalf of a registrar, transfer agent or branch transfer agent of the Corporation or by a trustee who certifies it in accordance with a trust indenture and any additional signatures required on a certificate may be printed or otherwise mechanically reproduced thereon. A certificate need not be under the corporate seal of the Corporation.  A share certificate executed as aforesaid shall be valid notwithstanding that the person has ceased to be a director or an officer of the Corporation.

20.04        Replacement of Share Certificates.  In case of the defacement, destruction, theft or loss of a share certificate held by any shareholder, the fact of such defacement, destruction, theft or loss shall be reported by the owner to the Corporation or to a registrar, transfer agent or a branch transfer agent of the Corporation with a statement verified by oath or statutory declaration as to the defacement, destruction, theft or loss and the circumstances concerning the same and a request for the issuance of a new certificate to replace the one so defaced, destroyed, stolen or lost. Upon the giving to the Corporation (or if there be a transfer agent and/or branch transfer agent or agents and/or registrar and/or branch registrar or registrars, hereinafter in this section collectively referred to as the "Corporation's transfer agents and registrars", then to the Corporation and the Corporation's transfer agents and registrars) of a bond of a surety company (or other security approved by the board or by the solicitors of the Corporation) in such form as is approved by the board of directors, the chairman of the board, the managing director, president, a vice-president, the secretary or the treasurer of the Corporation or by the solicitors of the Corporation, indemnifying the Corporation (and the Corporation's transfer agents and registrars, if any) against all loss, damage or expense to which the Corporation and/or the Corporation's transfer agents and registrars may be put to or be liable for any reason of the issuance of a new certificate to such shareholder, a new certificate may on payment of a fee not exceeding Three Dollars ($3.00) be issued in replacement of the one defaced, destroyed, stolen or lost, if such issuance is ordered and authorized by the chairman of the board, the president, a vice-president, the secretary or the treasurer of the Corporation or by resolution of the board of directors or by the solicitors of the Corporation.

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20.05        Securities Register.  The Corporation shall prepare and maintain, at its registered office or, subject to the Act, at any other place designated by the board, a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)	the names, alphabetically arranged, of each person who:

(i)
is or has been registered as a shareholder of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the number and class of shares registered in the name of such holder; or

(ii)
is or has been registered as a holder of debt obligations of the Corporation, the latest known address including, without limitation, the street and number, if any, of every such person while a holder, and the class or series and principal amount of the debt obligations registered in the name of such holder; and

(b)	the date and particulars of the issue and transfer of each security.

20.06        Registration of Transfers.  Subject to the Act, no transfer of a share shall be registered in a securities register except on presentation of the certificate representing the share with an endorsement which complies with the Act made on or delivered with it duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, on payment of all applicable taxes and any reasonable fees prescribed by the board, on compliance with the restrictions on issue, transfer or ownership authorized by the articles or any unanimous shareholder agreement and on satisfaction of any lien referred to in section 8.09.

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20.07        Transfer Agents and Registrars.  The board may from time to time, in respect of each class of securities issued by it, appoint one or more trustees, transfer or other agents to keep the securities register and a registrar, trustee or agent to maintain a central securities register of issued security certificates and may appoint one or more persons or agents to keep branch registers, and, subject to the Act, one person may be appointed to keep the securities register and the records of issued security certificates.  Such a person may be designated as transfer agent or registrar according to its functions, and one person may be designated both registrar and transfer agent.  The board may at any time terminate such appointment.

20.08        Lien on Shares.  The Corporation has a lien on any share or shares registered in the name of a shareholder or his legal representative for any debt of that shareholder to the Corporation.

20.09        Enforcement of Lien.

(a)
If any Defaulting Shareholder defaults in the payment due in respect of any Shareholder Debt when the same becomes due and payable and continues in default for a period of fifteen (15) days after the Corporation has given notice in writing of such default to the Defaulting Shareholder:

(i)
the Corporation may sell all or any part of the Liened Shares at a bona fide public or private sale or auction, whether or not such party is at arms' length to the Corporation, and including, without limitation, any officer or director of the Corporation, for the best price which the directors consider to be obtainable for such share or shares;

(ii)	the terms and manner of the auction or sale shall be in the sole discretion of the Corporation;

(iii)
the Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether for cash or credit or partly cash and partly credit, as it in its discretion considers advisable;

(iv)	notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least fifteen (15) days prior to the date on which such sale is held;

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(v)	the proceeds of such sale shall be used and applied in descending order as follows:

e.	first, to the cost and expense of such sale incurred by the Corporation, including, without limitation, legal fees, disbursements and charges;

f.	second, to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale;

g.	third, for the payment in full of the Shareholder Debt and all other sums due to the Corporation by the Defaulting Shareholder; and

h.	the balance, if any, to the Defaulting Shareholder;

(vi)	if the proceeds of the sale are insufficient to pay the Shareholder Debt, the Defaulting Shareholder shall remain liable for any such deficiency;

(vii)	the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Liened Shares in repayment of the Shareholder Debt;

(viii)
where the Liened Shares are redeemable pursuant to the articles or may be repurchased at a price determined pursuant to the terms of any unanimous shareholder agreement, the Corporation may redeem or repurchase all or any part of the Liened Shares and apply the redemption or repurchase price to the Shareholder Debt; and

(ix)	the Corporation may refuse to register a transfer of all or part of the Liened Shares until the Shareholder Debt is paid.

(b)
In exercising one or more of the rights granted in section 8.09(a), the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Shareholder Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

SECTION XXI
DIVIDENDS

21.01        Declaration.  Subject to the Act, articles and any unanimous shareholder agreement, the directors may from time to time declare dividends payable to the shareholders according to their respective rights in the Corporation. Such dividends may be paid in money or property or by the issue of fully paid shares of the Corporation or options or rights to acquire fully paid shares of the Corporation.

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21.02        Payment.  A dividend payable in cash (less any tax or other amounts required to be deducted or withheld by the Corporation) shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared, and mailed by ordinary mail, postage prepaid to such registered holder at his last address appearing on the records of the Corporation. In the case of joint holders, the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all such joint holders and if more than one address appears on the books of the Corporation in respect of such joint holding, the cheque shall be mailed to the first address so appearing. The mailing of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque is not paid upon presentation.

21.03        Non-Receipt of Cheque.  In the event of the non-receipt of any cheque for a dividend by the person to whom it is so sent as aforesaid, the Corporation on proof of such non-receipt and upon satisfactory indemnity being given to it shall issue to such person a replacement cheque for a like amount.

21.04        Record Date for Dividends and Rights.  The board may fix in advance a date, preceding by not more than sixty (60) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that notice of any such record date shall be given not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

21.05        Unclaimed Dividends.  Any dividend unclaimed after a period of six (6) years from the date on which it has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION XXII
LOANS TO SHAREHOLDERS AND OTHERS

22.01        Loans to Shareholders and Others.  The Corporation may from time to time give financial assistance by means of a loan, guarantee or otherwise:

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to any person in the ordinary course of its business if the lending of money is part of the ordinary business of the Corporation;

to any person on account of expenditures incurred or to be incurred on behalf of the Corporation;

to its holding body corporate if the Corporation is a wholly-owned subsidiary of the holding body corporate;

to a subsidiary body corporate of the Corporation;

to employees of the Corporation or any of its affiliates to enable or assist them to purchase or erect living accommodation for their own occupation or in accordance with a plan for the purchase of shares of the Corporation or any of its affiliates; and

in any other case unless there are reasonable grounds for believing that:

the Corporation is or, after giving the financial assistance, would be unable to pay its liabilities as they become due, or the realizable value of the Corporation's assets, excluding the amounts of any financial assistance in the form of a loan and in the form of any secured guarantee would be, after giving the financial assistance, less than the aggregate of the Corporation's liabilities and stated capital of all classes.

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SECTION XXIII
NOTICES

23.01        Method of Giving Notice.  Any notice, communication or other document to be given pursuant to the Act, the regulations, the articles, the by-laws, any unanimous shareholder agreement or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if mailed to him at his recorded address by prepaid, ordinary or air mail, or if sent to him at his recorded address by means of any telephonic, electronic or other communication facility.  A notice so delivered shall be deemed to have been given when it is delivered personally and a notice so mailed shall be deemed to have been given on the fifth day after it is deposited in a post office or public letter box.  A notice sent by means of electronic or recorded telephonic communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency.  The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

23.02        Computation of Time.  In computing the period of days when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the period shall be deemed to begin on the day following the event that began the period and shall be deemed to end at midnight of the last day of the period, except that, if the last day of the period falls on a non-business day, the period shall end at midnight on the day next following that is not a non-business day.

23.03        Undelivered Notices.  If any notice given to a shareholder pursuant to section 11.01 is returned on two consecutive occasions because such shareholder cannot be found, the Corporation shall not be required to give any further notices to that shareholder until he informs the Corporation in writing of his new address.

23.04        Omissions and Errors.  The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance of the notice shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

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23.05        Notice to Joint Shareholders.  All notices with respect to any shares registered in more than one name may, if more than one address appears on the records of the Corporation in respect of such joint holding, be given to such joint shareholders at the first address so appearing and notice so given shall be sufficient notice to all the holders of such shares.

23.06        Persons Entitled by Death or Operation of Law.  Every person who by operation of law, transfer, the death of a shareholder or any other means whatsoever, shall become entitled to shares, shall be bound by every notice in respect of such shares which has been duly given to the registered holder of such shares prior to his name and address being entered on the securities register (whether the notice was given before or after the happening of the event on which he became so entitled) and before he furnished the Corporation with the proof of authority or evidence of his entitlement prescribed by the Act.

23.07        Waiver of Notice.  Any shareholder, proxyholder or other person entitled to notice of or attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the regulations, the articles, the by-laws, any unanimous shareholder agreement or otherwise, and that waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of the notice, as the case may be.  Any such waiver or abridgement shall be in writing, except a waiver of notice of a meeting of shareholders or of the board or a committee of the board, which may be given in any manner.

23.08        Signatures to Notices.  The signatures to any notice to be given by the Corporation may be written, stamped, typewritten or printed or partly written, stamped, typewritten or printed.

SECTION XXIV
EFFECTIVE DATE

24.01        Effective Date.  These by-laws shall come into force when made by the board in accordance with the Act.

DATED this 23rd day of June, 2009.

President	Secretary

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